                                   EXHIBIT 23

Stegman & Company
Suite 200
405 East Joppa Road
Baltimore, Maryland  21286


                        CONSENT OF INDEPENDENT AUDITORS


                 We hereby consent to the incorporation by reference in this Form 10-K of Suburban Bancshares, Inc. for the year ended December 31, 1996 of our report dated January 13, 1997 which appears on page 26 of the 1996 Annual Report to Shareholders.

                                            /s/
                                  Stegman & Company

Towson, Maryland
March 19, 1997